MUTUAL RESCISSION AND RELEASE AGREEMENT
关于帕劳合作解除及撤销协议

THIS MUTUAL RESCISSION AND RELEASE AGREEMENT (the "Rescission Agreement"), is made and entered into between and among HGDA Elderly Life Network Corp., a Nevada corporation, (referred to herein as "HQDA") and Palau Asia-Pacific International Aviation and Travel Agency consisting of the following three corporations (i) Palau Asia Pacific Air Management Limited, (ii) Global Tourism Management Limited and (iii) Global (Guangzhou) Tourism Service Co., Ltd. (referred to herein collectively as the "Project Company"). HQDA and the Project Company are sometimes referred to herein as the "Parties".

此解除及撤销协议（简称"解除协议"）是由内华达州的一家HQDA乐龄生活网络集团有限公司（以下称为"HQDA"）与帕劳亚太国际航空、帕劳亚太国际旅行社三家公司(i)帕劳亚太航空管理有限公司(ii)无国界旅游管理有限公司(iii)无国界（广州）旅游服务有限公司共同签署（以下统称为"项目公司"）。HQDA和项目公司被称作"合作方"。

PREMISES
前言

A. Pursuant to that certain Business Project Investment Agreement dated April 16, 2019 by and among HQDA and the Project Company (the "Project Agreement"), wherein HQDA acquired fifty-one percent (51%) of the total issued and outstanding capital stock of the Project Company for a purchase price of $8,000,000. As of the date hereof, HQDA has paid the Project Company $3,000,000 of the purchase price.
根据HQDA与项目公司在2019年4月16日签订的商业投资协议（简称："项目协议"），其中HQDA以8,000,000美元的价格购买现有总发行股本的百分之五十一（51%），截止本协议到期，HQDA已经向项目公司支付3,000,000美元的成交价。

B. The Parties hereto have agreed to rescind the Project Agreement and for (i) HQDA to return the 51% stock ownership back to the Project Company and (ii) the Project Company shall deliver to HQDA $285,514US & $733,200 HK and (iii) both Parties shall release each other from any further liability regarding the Project Agreement.
当事人各方同意解除项目协议，HQDA将51%的股权退还给项目公司；项目公司向HQDA支付285,514美元和733,200港币；双方应当免除项目协议的一切责任。

C. Notwithstanding anything to the contrary contained in the Project Agreement, this Rescission Agreement shall constitute an amendment to the Project Agreement. Any capitalized term used herein and not defined herein shall have the same meaning ascribed to such term in the Project Agreement.
除非项目协议中有任何相反的规定，否则本解除协议应为对项目协议的变更。在此协议中任何术语以及未定义的条款，应当认为该条款与项目协议中的条款具有相同意思表示。

D. The Board of Directors of each of HQDA and Project Company have each mutually agreed to and determined that it is fair and in the best interest of their respective corporations and shareholders to rescind and unwind the Project Agreement and the transactions contemplated thereby as if they never occurred, upon the terms and subject to the conditions as set forth in this Rescission Agreement.
根据解除协议中规定的条款与条件，HQDA和项目公司的董事会均同意并确定撤销和解除项目协议及预期交易是公平的，也是符合各公司和股东的利益最大化的。

E. A majority of each of the HQDA shareholders and Project Company shareholders has approved by written consent this Rescission Agreement and the transactions contemplated, including without limitation to rescind and unwind the Project Agreement and the transactions contemplated as if they never occurred, upon the terms and subject to the conditions as set forth in this Rescission Agreement.

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根据解除协议中规定的条款与条件，HQDA及项目公司的大多数股东已书面同意解除本协议和预期交易，包括但不限于撤销和解除项目协议及预期交易。

F. Effective ab initio, and subject to the terms set forth herein, each of HQDA's and Project Company's Boards of Directors mutually agree to rescind and unwind the Project Agreement and the transactions contemplated, upon the terms and subject to the conditions, as set forth in this Rescission Agreement.
本协议自始生效，根据本协议规定的条款，HQDA和项目公司的董事会均同意撤销和解除项目协议及预期交易。

AGREEMENT 协议

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby acknowledge and agree as follows:
基于良好的信誉和重要因素的考虑，双方充分确认并达成意见如下：

1. Rescission. Effective ab initio, the Exchange Agreement, in its entirety, is hereby unequivocally rescinded, abrogated, cancelled, void in its inception and of no force or effect whatsoever, and the parties shall be returned to their positions prior to the Project Agreement. Upon completion of the deliveries set forth in Section 2 below, the obligations of all parties shall be terminated and the transactions contemplated thereby unwound and voided as if the Project Agreement was never entered into. All agreements entered into as contemplated by the Project Agreement, are terminated effective ab initio.
协议的撤销：交换协议的全部内容明确被撤销、解除、取消、失效，即不具有任何效力。双方的权利义务恢复到协议签订之前，按照下文2所述的方式交付后，各方的权利义务终止，由此产生的交易亦应解除或作废，协议如同从未签订，根据项目协议签订的所有协议自始无效。

2. Deliveries. Within five (5) business days of the execution of this Rescission Agreement, the following shall occur:
交付：在本解除协议签署的 5 个工作日内，产生如下情况：

   a. HQDA shall deliver to Project Company all stock certificates representing fifty-one percent (51%) of the capital shares of Project Company's stock, which was issued under the Project Agreement, and
   根据项目协议，HQDA 应向项目公司交付已发布的股本百分之五十一（51%）的股票凭证。

   b. Project Company shall deliver to HQDA by cashier's check or wire transfer to HQDA's bank account or the appointed bank account, two hundred eighty-five thousand and five hundred fourteen US dollars, and seven hundred thirty-three thousand and two hundred Hong Kong dollars ($285,514US & $733,200 HK)
   项目公司应当通过银行本票或者电汇至 HQDA 的银行账户或者其指定的银行账户，贰拾捌万伍仟伍佰壹拾肆美元和柒拾叁万叁仟贰佰港币（285,514 美元、733,200 港币）

3. Termination of Liability. Neither party shall have any liability of obligation whatsoever to the other party under the Project Agreement and the transactions contemplated thereby.
权利、义务终止：根据项目协议和预期交易，任何一方均不得对另一方在此项下承担任何责任。

4. Release.
责任免除

   a. HQDA, its subsidiaries, successors, assigns, divisions, affiliates and past and present officers,

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directors, employees and agents, hereby release, remise and discharge Project Company, all corporations or other entities owned or controlled by Project Company or in which Project Company has an interest, and Project Company's past and present officers, directors, employees, agents, attorneys, accountants, representatives, successors and assigns (collectively the "Project Company Releasees") from any and all claims, debts, losses, covenants, agreements, contracts, liabilities, obligations, accounts, expenses, actions, causes of action and suits, whether past, present or future, known or unknown, as law or in equity, of whatever kind of nature whatsoever, which HQDA and the other parties noted above now have, own or hold, or have at any time heretofore, had owned or held, or may at any time hereafter have, own or hold against the Project Company Releasees by reason of any fact, matter, cause, or thing whatsoever arising from or in connections with the Project Agreement, matters related thereto, and the operations of HQDA commencing from April 16, 2019 and continuing in perpetuity.
HQDA的子公司、继承人、受让人、部门、分公司，及以前和现任的高级职员、董事、雇员、代理人，特此转让和解除项目公司，所有法人或者项目公司实际拥有和控制的或者与项目公司有利害关系的，项目公司曾经和现任的高级职员、董事、雇员、代理人、律师、会计师、代表人、继承人和受让人，（统称为项目公司解除）。无论是过去、现在还是将来；已知或未知；普通法还是衡平法；无论是什么性质，任何条款的索赔、债务、损失、契约、协议、合同、债务、义务、账目、费用及诉讼，HQDA和上述各方现在或者在此之前任何时间或者在此之后任何时间拥有或持有，针对项目公司因任何事实、事项、原因或事情而解除合同，因项目协议或与项目协议相关的任何事实、事项、原因由HQDA运营的从2019年4月16日开始后的事项。

b. Project Company, its subsidiaries, successors, assigns, divisions, affiliates and past and present officers, directors, employees and agents, hereby release, remise and discharge HQDA, all corporations or other entities owned or controlled by HQDA or in which HQDA has an interest, and HQDA's past and present officers, directors, employees, agents, attorneys, accountants, representatives, successors and assigns (collectively the "HQDA Releasees") from any and all claims, debts, losses, covenants, agreements, contracts, liabilities, obligations, accounts, expenses, actions, causes of action and suits, whether past, present or future, known or unknown, as law or in equity, of whatever kind of nature whatsoever, which Project Company and the other parties noted above now have, own or hold, or have at any time heretofore, had owned or held, or may at any time hereafter have, own or hold against the HQDA Releasees by reason of any fact, matter, cause, or thing whatsoever arising from or in connections with the Agreement, matters related thereto, and the operations of Project Company commencing from April 16, 2019 and continuing in perpetuity.
项目公司的子公司、继承人、受让人、部门、分公司，过去和现任的高级职员、董事、雇员、代理人，特此转让和解除项目公司，所有法人或者项目公司实际拥有和控制的或者与项目公司有利害关系的，项目公司曾经和现任的高级职员、董事、雇员、代理人、律师、会计师、代表人、继承人和受让人，（统称HQDA受让人），无论是过去、现在还是将来；已知或未知；普通法还是衡平法；无论是什么性质，任何条款的索赔、债务、损失、契约、协议、合同、债务、义务、账目、费用、诉讼事由和诉讼，由本协议引起或与本协议有关的任何事实、原因或事项，项目公司和上述各方现在或者在此之前任何时间或者在此之后任何时间拥有或持有的相关事宜或由项目公司运营的从2019年4月16日开始后的事项。

【注：大意就是双方互相免除责任、免除所有后续的责任追究】

5. Representations.
承诺

a. Each party has all requisite corporate power and authority to enter into and perform this Rescission

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Agreement and to consummate the transactions contemplated herein.
每一方均拥有签订和履行本解除协议以及完成本协议所述交易的所有必要的公司权力和权限。

b. Each party hereby agrees to indemnify and defend the other parties and their directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of the actions of an indemnifying party for:
各方特此同意赔偿和保护其他方及其董事和高级职员，并使其免受因赔偿方的行为而产生的任何和所有责任、损害、成本或费用：

c. Any breach of or inaccuracy in representations, warranties or agreements, herein.
任何违反或不准确的陈述、保证或协议。

d. Any action, suit or proceeding based on a claim that any of said representations, warranties or agreements was inaccurate or misleading or otherwise cause for obtaining damages or redress from an indemnifying party or any of its directors of officers.
任何基于声称任何上述陈述、保证或协议不准确或具有误导性，或以其他方式导致从赔偿方或其任何高管董事处获得损害赔偿或补偿的任何诉讼、诉讼或程序。

e. The representations, warranties and agreements contained in this Rescission Agreement shall be binding on each party's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the other parties.
本解除协议中包含的声明、保证和协议应对各方的继承人、受让人、继承人和法定代表人具有约束力，并应符合其他各方各自继承人和受让人的利益。

6. Time is of the Essence. The parties agree and stipulate that time is of the essence with respect to compliance with each and every item set forth in this Rescission Agreement.
时间是最重要的：双方同意并规定，对于遵守本解除协议中规定的每一项，时间至关重要。

7. Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Rescission Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof form any representative, officer, director or employee, or form any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (I) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Rescission Agreement.
保密：本协议各方同意另一方，除非并直到本解除协议所述交易完成，否则其及其代表将严格保密从任何代表、高级职员、董事或不得使用该等数据或信息或将其披露给其他方，除非：（i）该等数据或信息是公共知识或法律要求发布的；以及（ii）该等数据或信息必须使用或披露以完成本解除协议所规定的交易。

8. Counterparts and Fax Signatures. The Rescission Agreement may be executed by fax signature and in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be deemed a single instrument.
副本和传真签名：解除协议可以传真签署，并有多份副本，每份副本应视为原件，所有副本合在一起应视为一份单独的文书。

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9. Headings; Context. The headings of the sections and paragraphs contained in this Rescission Agreement are for convenience of reference only and does not form a part hereof and in no way modify, interpret or construe the meaning of this Rescission Agreement.
标题：上下文。本解除协议中包含的章节和段落的标题仅为方便参考而设，不构成本协议的一部分，且不得以任何方式修改、解释或解释本解除协议的含义。

10. Benefit. This Rescission Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. The Rescission Agreement shall not be assigned by any party without the prior written consent of the other party.
利益：本解除协议对本协议双方及其许可受让人具有约束力，且仅适用于本协议双方及其许可受让人的利益。未经另一方事先书面同意，任何一方不得转让解除协议。

11. Severability. In the event that any particular provision or provisions of this Rescission Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.
可分割性。如果本解除协议或本协议包含的其他协议的任何特定条款或规定因任何原因被确定为不可执行，或违反任何法律、政府命令或法规，此类不可执行或违反不应影响该等协议的其余条款，该等条款应继续完全有效，并对本协议各方具有约束力。

12. No Strict Construction. The language of this Rescission Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against any part hereto, regardless of who drafted or was principally responsible for drafting the Rescission Agreement or terms or conditions hereof.
无严格法律解释：本解除协议的语言应根据其公平含义和意图作为一个整体进行解释，而不是严格地支持或反对本协议的任何部分，无论是谁起草或主要负责起草撤销协议或其中的条款或条件。

13. Execution Knowing and Voluntary. In executing this Rescission Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and comprehended this Rescission Agreement; (b) has been or had the opportunity to be fully apprized by their attorney(s) of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Rescission Agreement voluntarily, free from any influence, coercion or duress of any kind.
知情和自愿：在执行本解除协议时，双方各自承认并声明：（a）已全面、仔细地阅读并理解本协议；（b）其律师已经或曾经有机会充分了解本文件的法律效力和含义以及本协议的所有条款和条件；（c）自愿执行本解除协议，不受任何影响、胁迫或胁迫。

14. Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.
律师费：如果任何一方提起任何诉讼或诉讼，以执行本协议或确保免除本协议项下的任何违约或违约行为，违约方应赔偿守约方的所有费用，包括合理的律师费，在执行或收取任何判决时招致的。

15. Governing Law, Forum and Consent to Jurisdiction. This Rescission Agreement shall be construed, interpreted and governed in accordance with the laws and regulations of Hong Kong, China. Each of the

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parties hereby irrevocable and unconditionally submits itself in any legal action or proceeding relating to or arising in connection with this Rescission Agreement to the exclusive general jurisdiction of the Courts of Hong Kong, China, and the appellate courts of the foregoing.
管辖法律、法院和管辖权同意：本解除协议应根据中国香港法律进行解释、解释和管辖。各方在此不可撤销且无条件地接受内华达州法院和上述上诉法院的专属一般管辖权，以处理与本解除协议有关或与本协议有关的任何法律诉讼或法律程序。

16. Arbitration. Any controversy or claim arising out of or relating to this Rescission Agreement or the breach thereof will be settled by binding arbitration in accordance with the rules of the Hong Kong International Arbitration Centre under Hong Kong International Arbitration Centre Administered Arbitration and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrator(s) decides.
仲裁：因本解除协议或违反本协议而产生或与之相关的任何争议或索赔，将根据香港国际仲裁中心仲裁调解服务的规则通过具有约束力的仲裁解决，《香港国际仲裁中心机构仲裁规则》和仲裁员对裁决的判决可在任何有管辖权的法院进行。仲裁费用应由败诉方承担或按仲裁员决定的比例承担。

IN WITNESS WHEREOF, the Parties hereto have executed this Rescission Agreement effective as of the date first set forth above.
特立此证，本合同双方已于上述日期签署本解除协议。

HQDA ELDERLY LIFE NETWORK CORP.

By: [signature]
Name: Ziyun Xu
Its: CEO
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PALAU ASIA PACIFIC AIR MANAGEMENT LIMITED
Global Tourism Management Limited
Global (Guangzhou) Tourism Service Co., Ltd.

By: [signature]
Name: Qin Zhong
Their: CEOs
2020/09/08